EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trendmaker, Inc., Limited (the “Company”) on Form 10-K for the year ended July 31, 2016 (the “Report”), I, Tan Sri Dato' Sri Lai Teck Peng, President, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: March 15, 2018

By:	/s/ Tan Sri Dato' Sri Lai Teck Peng
President, Principal Executive Officer